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                                                      Exhibit 10(p)
                       FACTORING AGREEMENT


This Factoring Agreement (the "Agreement") is made as of the November 14, 1995, by and between Concord Growth Corporation
-----------------
("Buyer") having a place of business at 1170 E. Meadow Drive, Palo Alto, California 94303 and MRL, Inc., a corporation ("Seller")
                           ---------  -------------
having its principal place of business and chief executive office at 112 Point West Boulevard, Suite 500, St. Charles, MO 63301 with
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additional locations at 1258 E. Main, Piggott, AR 72454 and 101
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South Pine Street, Hoffman, IL 62250.
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SECTION 1.     DEFINITIONS.  When used herein, the following terms
               -----------
               shall have the following meanings:
1.1            "Account Balance" shall mean, on any given day, the
                ---------------
               gross amount of all Purchased Receivables unpaid on
               that day.
1.2            "Account Debtor" shall have the meaning set forth
                --------------
               in the Uniform Commercial Code and shall include
               any person liable on any Purchased Receivable, including without limitation, any guarantor of the Purchased Receivable and any issuer of a letter of credit or banker's acceptance.
1.3            "Adjustments" shall mean all discounts, allowances,
                -----------
               returns, disputes, counterclaims, offsets,
               defenses, rights of recoupment, rights of return, warranty claims, or short payments, asserted by or on behalf of any Account Debtor with respect to any Purchased Receivable.
1.4            "Advance Percentage" shall be eighty-five percent
                ------------------           -----------
               (85%).
                ---
1.5            "Collections" shall mean all good funds received by
                -----------
               Buyer from or on behalf of an Account Debtor with respect to Purchased Receivables.
1.6            "Insolvent" shall mean with respect to an Account
                ---------
               Debtor that such Account Debtor has filed, or has had filed against it, any bankruptcy case, or has made an assignment for the benefit of creditors.
1.7            "Schedule of Accounts" shall mean a Bill of Sale
                --------------------
               signed by a representative of Seller which
               accurately identifies the Receivables which Buyer, at its election, may purchase, and includes for each such Receivable the correct amount owed by the Account Debtor, the name and address of the Account Debtor, the invoice number, and the invoice date.
1.8            "Payment Period" shall be 90 calendar days from an
                --------------           --
               invoice date.
1.9            "Purchased Receivables" shall mean all Receivables
                ---------------------
               arising out of the invoices and other agreements identified on or delivered with any Schedule of Accounts delivered by Seller to Buyer elects purchase and for which Buyer makes an Advance.
1.10           "Receivable" shall mean accounts, chattel paper,
                ----------
               instruments, contract rights, documents, general intangibles, letters of credit, drafts, bankers acceptances, and rights to payment, and all proceeds thereof.
1.11           "Reconciliation Period" shall, unless otherwise
                ---------------------
               notified by Buyer to Seller, mean a day calendar
                                                   ---
               period.
1.12           "Repurchased Receivable" shall refer to a Purchased
                ----------------------
               Receivable which the Seller has become obligated to Repurchase under Section 4.1 hereof.
1.13           "Write Off Period" shall mean twelve (12) calendar
                ----------------
               months from the date Buyer purchases a Receivable.
1.14           "Dispute" shall mean a dispute, claim, or defense
                -------
               of any kind whatsoever, whether valid or invalid, asserted by an Account Debtor, that may reduce the amount collectible by Buyer from Account Debtor.

SECTION 2.     PURCHASE AND SALE OF RECEIVABLES
               --------------------------------
2.1            Offer to Sell Receivables.  Seller may, on the
               -------------------------
               terms provided herein, from time to time factor, sell and assign to Buyer, Receivables acceptable to Buyer in its sole discretion, at a discount below face value. Seller will notify each Account Debtor of a Receivable purchased by Buyer that all payments thereon must be made only to Buyer.
               Seller shall deliver to Buyer a signed Schedule of Accounts along with copies of invoices and purchase orders, contracts, and proof of delivery or service, with respect to any Accounts along with copies of invoices and purchase orders, contracts, and proof of delivery or service, with respect to any Receivable for which a request for purchase is made. Buyer shall be entitled to rely on all of the information provided by Seller to Buyer on the Schedule of Accounts and to rely on the signature on any Schedule of Accounts as an authorized signature of Seller. Each invoice shall bear a notice, in form satisfactory to Buyer, that it has been sold and assigned to and is payable only to Buyer.
2.2            Acceptance of Receivables.  Buyer shall have no
               -------------------------
               obligation to purchase any Receivable listed on Schedule of Accounts. Upon acceptance, Buyer shall pay to Seller the Advance Percentage of the face amount of each Receivable Buyer desires to purchase. Such payment shall be the "Advance" with respect to such Receivable. The purchase price of any Receivables purchased hereunder shall be the sum of the Advance, plus any Reserve payable by Buyer to Seller relating to such Receivable. The aggregate amount of all outstanding Advances shall not at any time exceed the lesser of $400,000 (the
                                                    --------
               Maximum Credit) or an amount equal to the sum of all undisputed Purchased Receivables multiplied by the Advance Percentage. Seller shall not request and Buyer shall not make an Advance that would cause the resulting total of all Advances to exceed the foregoing limitation. In the event the aggregate outstanding Obligations shall at any time exceed the foregoing limitation, Seller shall immediately repay the Advances in the amount of such excess.
2.3            Effectiveness of Sale to Buyer.  Effective upon
               ------------------------------
               Buyer's payment of an Advance, and for and in consideration therefore and in consideration of the covenants of this Agreement, Seller will have absolutely sold, transferred and assigned to Buyer, all of Seller's right, title and interest in and to each Purchased Receivable and all monies due or which may become due on or with respect to such Purchased Receivable.
2.4            Establishment of a Reserve.  Upon the purchase by
               --------------------------
               Buyer of each Purchased Receivable, Buyer shall, unless waived by Buyer in its sole discretion, establish a Reserve. The Reserve shall be the amount by which the face amount of the Purchased Receivable exceeds the Advance, less all accrued fees and Adjustments on that Purchased Receivable (the "Reserve"). The Reserve shall be a book balance maintained on the records of Buyer and shall not be a segregated fund.

SECTION 3.     COLLECTIONS, CHARGES AND REMITTANCES
               ------------------------------------
3.1            Collections.  All Collections will go directly to
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               Buyer and Buyer shall apply all Collections to
               Seller's Obligations hereunder in such order and manner as Buyer may determine. Seller will hold in trust and safekeeping, as the sole property of Buyer, and immediately turn over to Buyer, in identical form received, any payment on a Purchased Receivable that comes into Seller's possession. In the event Seller comes into possession of a remittance comprising payments of both a Purchased Receivable and Receivables which has not been purchased by Buyer, Seller shall hold same in accordance with the provisions set forth above and immediately turn same over to Buyer, in identical form received. Upon collection of such item, Buyer shall remit to Seller its portion thereof. Seller agrees to indemnify and save Buyer harmless from and against any and all claims, loss, costs and expenses caused by or arising out of the Receivables or any attempt by Buyer to collect same or resolve any Dispute.


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3.2            Factoring Fee.  Seller shall pay to Buyer upon
               -------------
               purchase of Receivables by Buyer, a Factoring Fee ("Factoring Fee"), calculated by taking the gross face value of a Purchased Receivable and multiplying it by NA percent (0%).
                                 --          --
3.3            Finance Fee.  Seller shall pay to Buyer as earned
               -----------
               for each Fee Period for Purchased Receivables, a fee calculated by taking 0.09% of the gross face
                                        -----
               value of a Purchased Receivable for every one day
                                                         ---
               period or fraction thereof ("Fee Period") from the date said Purchased Receivable is first purchased by Buyer until the date said Purchased Receivable is paid in full or otherwise repurchased by Seller or otherwise written off by Buyer within the Write Off Period.
3.4            Accounting.  Seller shall immediately upon sale of
               ----------
               Receivables to Buyer, make proper entries on its books and records disclosing the sale thereof to Buyer. Seller will immediately furnish Buyer financial statements, tax records and other information as reasonably requested by Buyer.
               Buyer shall prepare and send to Seller after the close of business for reach calendar month, an accounting of the transactions for that calendar month, including the amount of all Purchased Receivables, all Collections, Adjustments, Factoring Fees, and Finance Fees. The accounting shall be deemed correct and conclusive unless Seller makes written objection to Buyer within thirty (30) days after the date Buyer mails the accounting to Seller.
3.5            Refund to Seller.  Provided that there does not
               ----------------
               then exist an Event of Default, as defined in
               Section 9, or any event or condition that with notice, lapse of time or otherwise would constitute an Event of Default, Buyer shall refund to Seller, the amount, if any, which Buyer owes to Seller at the end of Reconciliation Period according to the accounting prepared by Buyer for that Reconciliation Period (the "Refund"). The Refund shall be an amount equal to:
                 3.5.1 The Reserve as of the beginning of that Reconciliation Period, plus
                 3.5.2 The Reserve created for each Purchased Receivable purchased during that Reconciliation Period, minus
                 3.5.3   The total for that Reconciliation Period
                         of:
                 3.5.3.1 Finance Fee;
                 3.5.3.2 Factoring Fee;
                 3.5.3.3 Adjustments;
                 3.5.3.4 Repurchase Receivables, to the extent
                         Buyer has agreed to accept payment
                         thereof by deduction from the Refund; and
                 3.5.3.5 The Reserve for the Account Balance as of
                         the first day of the following
                         Reconciliation Period.
                 In the event the formula set forth in this
                 Section 3.5 results in an amount due to Buyer from Seller, Seller shall immediately make such payment to Buyer.
3.6              Facility Fee.  Seller shall pay Buyer on the date
                 ------------
                 hereof, a facility fee (the "Facility Fee") in the amount of one percent (1.00%) of the Maximum
                               ---          -----
                 Credit, which fee is fully earned and non-
                 refundable as of the date of this Agreement.
3.7              Audit Fees.  Buyer or its designee may conduct
                 ----------
                 N/A examinations of the Collateral and Seller's
                 ---
                 operations, unless an Event of Default has
                 occurred and is continuing, in which event the number of audits conducted will be in Buyer's reasonable discretion. Seller shall pay Buyer audit fees not to exceed $575.00 per day plus expenses per audit. Audit fees shall be payable upon demand by Buyer.
3.8              Monthly Minimum Fee.  Buyer would not have
                 -------------------
                 entered into this Agreement and agreed to provide Seller with the factoring arrangements hereunder unless Seller guaranteed Buyer that the sum of the Finance Fees and Factoring Fees paid to Buyer in each month would be at least four thousand
                                                 -------------
                 dollars ($4,000) (the "Monthly Minimum Fee").  In
                          ------
                 the event the aggregate Finance Fees, and Factoring Fees paid during any month is less than the Monthly Minimum Fee, then Seller shall pay to Buyer the amount of any deficiency (the "Supplemental Fee"). The Supplemental Fee, if any, for any month shall be calculated and due and payable on the first business day of the succeeding month.

SECTION 4.       RECOURSE AND REPURCHASE OBLIGATIONS
                 -----------------------------------
4.1              Seller's Agreement to Repurchase.  Seller agrees
                 --------------------------------
                 to pay to Buyer on demand, the full face amount, or any unpaid portion of, any Purchased
                 Receivable:
                 4.1.1   Which remains unpaid for the Payment
                         Period, unless prior to the expiration of the Payment Period, the subject Account Debtor has become Insolvent; or
                 4.1.2 With respect to which there has been any breach of warranty or representation set forth in Section 6 hereof or any breach of any covenant contained in this Agreement; or
                 4.1.3 With respect to which the Account Debtor asserts any Dispute.

SECTION 5.       POWER OF ATTORNEY.  In order to carry out the sale
                 -----------------
of Purchased Receivables to Buyer, hereunder, Seller does hereby irrevocably appoint Buyer and its successors and assigns as Seller's true and lawful attorney in fact, with respect to Purchased Receivables and hereby authorizes Buyer, regardless of whether there has been an Event of Default, (a) to sell, assign, transfer or pledge the whole or any part of the Purchased Receivables; (b) to demand, collect, receive, sue, and give releases to any Account Debtor for the monies due or which may become due upon or with respect to the Purchased Receivables and to compromise, prosecute, or defend any action, claim, case or proceeding relating to the Purchased Receivables, including the filing of a claim or the voting of such claims in any bankruptcy case, all in Buyer's name or Seller's name as Buyer may choose; (c) to prepare, file and sign Seller's name on any notice, claim, assignment, demand, draft or notice of satisfaction of lien or mechanic's lien or similar document; (d) to receive, open, and dispose of all mail addressed to Seller for the purpose of collecting the Purchased Receivables; (e) to endorse Seller's name on any checks or other forms of payment on the Purchased Receivable; and (f) to do all acts and things necessary or expedient, in furtherance of any such purposes.

SECTION 6.       REPRESENTATIONS, WARRANTIES, AND COVENANTS.
                 ------------------------------------------
6.1              Receivables' Warranties, Representations and
                 --------------------------------------------
                 Covenants.  To induce Buyer to buy Receivables
                 ---------
                 and to render its services to Seller, and with full knowledge that the truth and accuracy of the following are being relied upon by the Buyer in determining whether to accept Receivables as Purchased Receivables, Seller represents, warrants, covenants and agrees, with respect to each Schedule of Accounts delivered to Buyer and each Receivable described therein, that:
                 6.1.1   Seller is the absolute owner of each
                         Receivable set forth in the Schedule of
                         Accounts and has full legal right to
                         sell, transfer and assign such
                         Receivables;
                 6.1.2 The correct face amount of each is as set forth in the Schedule of Accounts and is not in Dispute;
                 6.1.3 The payment of each Receivable is not contingent upon the fulfillment of any obligation or contract, past or future, and any and all obligations required of the Seller have been fulfilled as of the date of the Schedule of Accounts;
                 6.1.4 Each Receivable set forth on the Schedule of Accounts is based on the actual sale and delivery of goods and/or services actually rendered on terms not to exceed 50 days, does not represent a sale to a
                         --
                         parent, subsidiary or affiliate of
                         Seller, is presently due and owing to
                         Seller, is not past due or in default,
                         has not been previously sold, assigned,
                         transferred, or pledged, is not a
                         consignment sale or bill and hold
                         transaction, and is free of any and all
                         liens, security interests and
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                         encumbrances other than liens, security
                         interests or encumbrances in favor of
                         Buyer or any other division or affiliate
                         of Buyer;
                 6.1.5   There are no defenses, offsets, or
                         counterclaims against any of the
                         Purchased Receivables, and no agreement
                         has been made under which the Account
                         Debtor may claim any deduction or
                         discount, except as otherwise stated in
                         the Schedule of Accounts;
                 6.1.6 At the time that Buyer makes an Advance relating to a Receivable, the Account Debtors set forth in the Schedule of Accounts, are then not insolvent and Seller has no knowledge that the Account Debtors are insolvent or may become insolvent within the Payment Period;
                 6.1.7   Seller shall not take or permit any
                         action to countermand notification to
                         Account Debtors of Buyer's ownership of
                         Purchased Receivables.
6.2              Additional Warranties, Representations, and
                 -------------------------------------------
                 Covenants.  In addition to the foregoing
                 ---------
                 warranties, representations and covenants, to induce Buyer to buy Receivables and to render its services to Seller, Seller hereby represents, warrants, covenants and agrees that:
                 6.2.1 Seller will not assign, transfer, sell or grant any security interest in any Collateral to any other party, without Buyer's prior written consent;
                 6.2.2 The Seller's name, form of organization, place of business and the place where the records concerning all receivables herein referred to are kept is set forth at the beginning of this Agreement, and Seller will give Buyer 30 days advance notice in writing if such name, organization, place of business or record keeping is to be changed or a new place of business or record keeping is to be added and shall execute any documents necessary to perfect Buyer's interest in Purchased Receivables and the Collateral;
                 6.2.3 Seller shall pay all of its normal gross payroll for employees, and all federal and state taxes, as and when due, including without limitation all payroll and withholding taxes and state sales taxes;
                 6.2.4 Seller has not, as of the time Seller delivers to Buyer a Schedule of Accounts, or as of the time Seller accepts any Advance from Buyer, filed a voluntary petition for relief under the United States Bankruptcy code or had filed against it an involuntary petition for relief;
                 6.2.5   Seller, if a corporation, is duly
                         incorporated and, at all times, in good
                         standing under the laws of the State of
                         Missouri and is duly qualified in all
                         --------
                         States where such qualification is
                         required.  Seller has all required
                         licenses to operate its business and
                         transact business under no trade name or
                         trade styles other than Hesco Division of
                                                 -----------------
                         MRL, Inc. and Precision Metals, Division
                         ----------------------------------------
                         of MRL, Inc.
                         ------------

SECTION 7.       NOTICE OF ADJUSTMENTS.  In the event of a breach
                 ---------------------
of any of the representations, warranties, or covenants set forth in Section 6, or in the event any Dispute is asserted by any Account Debtor, Seller shall promptly advise Buyer and shall, subject to the Buyer's approval, resolve such disputes and advise Buyer of an Adjustment. Until the disputed Purchased Receivable is repurchased by Seller and the full amount of the Purchased Receivable is paid, Buyer shall remain the absolute owner of any Purchased Receivable which is subject to Adjustment or repurchase under Section 4.1 hereof, and any rejected, returned, or recovered personal property, with the right to take possession thereof at any time.

SECTION 8.       SECURITY INTEREST.  In order to secure all of
                 -----------------
Seller's now existing or hereafter arising obligations and indebtedness to Buyer, howsoever arising, whether under this Agreement or otherwise (collectively the "Obligations"), Seller hereby grants to Buyer a continuing lien upon and security interest in all Seller's now existing or hereafter arising: accounts, chattel paper; general intangibles; Reserves, Reserve Accounts, Refunds; inventory; equipment and fixtures; documents, instruments, letters of credit and bankers' acceptances; books and records relating to any of the above; and (viii) accessions, substitutions for and all replacements, products, and cash and non-cash proceeds of the foregoing, in whatever form, including, without limitation, all insurance proceeds and all claims against third parties for loss or destruction of or damage to any of the foregoing (collectively, the "Collateral").

Seller is not authorized to sell, assign, transfer or otherwise convey any Collateral without Buyer's prior written consent, except for the sale of finished inventory in the Seller's usual course of business. Seller agrees to sign and to allow Buyer to file UCC financing statements, in a form acceptable to Buyer. Seller agrees to deliver to Buyer the copies of all instruments, chattel paper and documents evidencing or related to Receivables.

SECTION 9.       DEFAULT.  The occurrence of any one or more of the
                 -------
following shall constitute an Event of Default hereunder:
(i) Seller fails to pay or perform any Obligations as and when due;
(ii) there shall be commenced by or against Seller any voluntary or involuntary case under the United States Bankruptcy Code, or any assignment for the benefit of creditors, or appointment of a receiver or custodian for any of its assets, or Seller makes or sends notice of a bulk transfer, (iii) Seller or any guarantor of the Obligations shall become insolvent in that its debts are greater than the fair market value of its assets, or Seller is generally not paying its debts as they become due or is left with unreasonably small capital; (iv) any lien, garnishment, attachment, execution or the like is issued against or attaches to the Seller, the Purchased Receivables, or the Collateral; (v) Seller shall breach any covenant, agreement, warranty, or representation set forth herein; (vi) Seller delivers any document, financial statement, schedule or report to Buyer which is false or incorrect in any material respect; or (vii) any present or future guarantor of the Obligations revokes, terminates or fails to perform any of the terms of any guaranty, endorsement or other agreement of such party in favor of Buyer or any affiliate of Buyer.

SECTION 10.      REMEDIES UPON DEFAULT.  Upon the occurrence of an
                 ---------------------
Event of Default, the Obligations shall bear interest at a rate per annum equal to the per annum rate of the Finance Fee and Factoring Fee, and Buyer may, without implying any obligation to buy Receivables, cease buying Receivables or extending any financial accommodations to Seller, and (i) declare all Obligations immediately due and payable; (ii) withhold any further payments to Seller until all Obligations have been paid in full; (iii) notify all Account Debtors to pay Buyer directly, whether such Receivable is a Purchased Receivable or not; (iv) direct the U.S. Post Office or other party to forward mail to an address specified by Buyer;
(v) exercise all rights under the power of attorney set forth in
Section 5 above with respect to all Collateral and all remedies set forth herein; (vi) settle, compromise, adjust or litigate Receivables on such terms as Buyer deems necessary to protect its rights in said Receivables; (vii) proceed against Seller or any guarantor directly without any obligation to proceed against the Collateral; (viii) remove from Seller's premises and take possession of the Collateral and dispose of same at public or private sale; (ix) exercise any right or remedy with respect to Seller or the Collateral granted under applicable law or this Agreement.

The Seller will pay to Buyer immediately upon demand all reasonable fees and expenses of attorneys and other professionals that Buyer incurs in enforcing this Agreement or any other agreement executed in connection herewith, protecting or enforcing its interest in the Purchased Receivables or the Collateral, or collection of the Purchased Receivables and the Obligations.
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

SECTION 11.      SEVERABILITY, WAIVER OF RIGHTS.  This Agreement
                 ------------------------------
constitutes the entire Agreement between the parties and may not be modified or amended or any right or remedy of Buyer waived, except by agreement of the parties in writing. In the event that any provision of this Agreement is deemed invalid by reason of law, this Agreement will be construed as not containing such provision and the remainder of the Agreement shall remain in full force and effect. This agreement shall be binding upon the Seller and Buyer and their successors and assigns, but may not be assigned by Seller without Buyer's written consent. Any delay or failure by Buyer to exercise any right or remedy hereunder shall not operate as a waiver thereof. A waiver by Buyer of a right or a remedy on one occasion shall not be deemed a waiver of the right or remedy on any subsequent occasion.

SECTION 12.      CHOICE OF LAW, JURISDICTION, WAIVER OF JURY TRIAL.
                 -------------------------------------------------
This Agreement has been transmitted by Seller to Buyer at Buyer's office in the State of California and has been executed and accepted by Buyer in the State of California. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California. Seller hereby irrevocably submits to the jurisdiction of any California State or Federal court sitting in San Francisco County in any action or proceeding arising out of or relating to this Agreement, or any other agreements, and Seller hereby irrevocably agrees that all claims with respect to such action or proceeding may be heard and determined in such California State court or, to the extent permitted by law, in such Federal court. Seller consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to Seller's address specified in the Agreement. SELLER HEREBY WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY SUIT OR PROCEEDING ARISING UNDER OR RELATING TO THIS AGREEMENT.

SECTION 13.      EFFECTIVENESS; TERM.  This Agreement shall only
                 -------------------
become effective upon execution and delivery by Seller and acceptance by Buyer and, unless earlier terminated as provided in this Agreement, shall continue in full force and effect for an initial term of six months from the date hereof and shall be deemed
                ----------
automatically renewed for successive six-month periods.  Unless
                                     ---------
earlier terminated as provided in this Agreement, All Obligations shall be due and payable in full at the expiration of the last renewal term. This Agreement may be terminated prior to the end of the initial term or any renewal term (each, a "Term") as follows:
(a) Seller may terminate this Agreement at any time after giving Buyer at least thirty (30) days prior written notice and paying Buyer an Early Termination Fee equal to one percent (1%) of the
                                        ---          --
Maximum Credit multiplied by the number of months remaining in the then-current Term (the "Early Termination Fee"). Any partial month remaining in such Term shall constitute a full month for the purpose of calculating the Early Termination Fee. Any such termination shall be effective upon payment to Buyer in full of all Obligations, including the Early Termination Fee; and (b) This Agreement shall automatically terminate following the occurrence of an Event of Default under Section 9. Upon any such termination following an Event of Default, all Obligations, including the Early Termination Fee, shall be due and payable in full.

Notwithstanding the foregoing, any termination of this Agreement shall not affect Buyer's security interest in the Collateral and Buyer's ownership of the Purchased Receivables, and this Agreement shall continue to be effective, and Buyer's rights and remedies hereunder shall survive such termination, until all transactions entered into and Obligations incurred hereunder or in connection herewith have been completed and satisfied in full.

SECTION 14.      PARTICIPATIONS; ASSIGNMENTS.  Seller understands
                 ---------------------------
that Buyer may from time to time transfer and assign its rights under this Agreement to one or more assignees. Seller hereby consents to these transfers and assignments by Buyer to one or more assignees. Seller hereby consents that any such assignee may exercise the rights of the Buyer hereunder. Seller further hereby consents and acknowledges that any and all defenses, claims or counterclaims that it may have against Buyer shall be limited to, and may only be brought against, Buyer and may not extend to any assignee, including but not limited to the funding obligations.

Seller and Buyer intend that any and all direct or indirect assignees of the Buyer of the type set forth above shall be the third party beneficiaries of this Agreement.

IN WITNESS WHEREOF, Seller has executed and delivered this Agreement for acceptance by Buyer as of the day and year above written. If this Agreement is not witnessed by an authorized employee of Buyer, Seller must have their signature acknowledged by a Notary Public.

SELLER                                    CONCORD GROWTH CORPORATION WITNESS:

MRL, Inc.

By:  /s/ Larry J. Stalling                By:  /s/ Thomas R. Toman
   --------------------------------------    ---------------------------------

Title: President                          Print Name: Thomas R. Toman
      -----------------------------------            -------------------------
Signer's Driver's License No. ###-##-####
                             ------------

BUYER

CONCORD GROWTH CORPORATION

By:  /s/ Vince Norez
   --------------------------------------

Title: Vice President
      -----------------------------------

Date:  11-17-95
     ------------------------------------


INSTRUCTIONS TO NOTARY PUBLIC:  Use an ACKNOWLEDGMENT FORM as the
------------------------------
Buyer requires identity verification.
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